UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 794-7100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 25, 2011, Streamline Health Solutions, Inc. (the “Company”) held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders voted on: (1) the election of directors of the Company; (2) the approval of BDO USA, LLP as the Company’s auditors for the fiscal year ending January 31, 2012; (3) an advisory vote to approve the compensation of the Company’s executive officers; (4) an advisory vote to determine how often a stockholder vote on executive compensation should be held; and (5) an amendment to the Company’s 2005 Incentive Compensation Plan.

In the election of directors, as described in the Company’s proxy statement relating to the Annual Meeting, six nominees stood for re-election to the Company’s six member Board. The results of the voting in the election of directors is as follows:

	Number of Votes
Director Nominee	For	Withheld
Richard C. Levy, M.D.	2,921,034	1,745,052
Jay D. Miller	3,261,616	1,404,470
Jonathan R. Phillips	4,567,789	98,297
Andrew L. Turner	3,261,422	1,404,664
Edward J. VonderBrink	3,232,037	1,434,049
Robert E. Watson	4,598,774	67,312

Therefore, Messrs. Levy, Miller, Phillips, Turner, VonderBrink, and Watson were reelected to the Board. There were 4,576,363 broker non-votes with respect to the election of each of the nominees.

As to the appointment of the firm, BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the Company’s 2011 fiscal year, the Company’s stockholders ratified such appointment by a vote of 8,778,521 shares FOR, 434,647 shares AGAINST, and 29,281 shares ABSTAINED, with no broker non-votes. Therefore, the appointment of BDO USA, LLP was approved.

As to the stockholders’ advisory vote on the approval of the Company’s executive compensation, the Company’s stockholders approved by a vote of 4,250,509 shares FOR, 374,290 shares AGAINST, and 41,287 shares ABSTAINED. There were 4,576,363 broker non-votes on this proposal.

As to the stockholders’ advisory vote to determine the frequency for holding advisory votes on the Company’s executive compensation, the Company’s stockholders voted 2,382,068 shares for every ONE YEAR, 1,984,658 shares for every TWO YEARS, 217,815 shares for every THREE YEARS, and 81,545 shares ABSTAINED. There were 4,576,363 broker non-votes on this proposal.

As to the proposal to approve an amendment to the Company’s 2005 Incentive Compensation Plan, the Company’s stockholders approved by a vote of 2,333,783 shares FOR, 2,288,703 shares AGAINST, and 43,600 shares ABSTAINED. There were 4,576,363 broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: May 26, 2011

By: /s/ Stephen H. Murdock
Stephen H. Murdock
Chief Financial Officer

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